EXHIBIT 10.16

Second Amendment to Loan and Security Agreement dated June 28, 2016 by and among

Skyline Corporation, Homette Corporation, Layton Homes Corp., Skyline Homes, Inc. and

First Business Capital Corp.

June 28, 2016

Mr. Jon Pilarski

Skyline Corporation

2520 Bypass Rd.

Elkhart, IN 46514

Dear Mr. Pilarski:

This letter is written on behalf of First Business Capital Corp. (“FBCC”), a Wisconsin corporation, as the Lender under that certain Loan and Security Agreement dated March 20, 2015, as amended, wherein Skyline Corporation, an Indiana corporation, and its wholly-owned subsidiaries, Homette Corporation and Layton Homes Corp., each an Indiana corporation, and Skyline Homes, Inc., a California corporation, together are the “Debtor”. Except as otherwise provided herein, capitalized terms have the meaning given them in the Loan Agreement.

At Debtor’s request, and subject to the terms of this letter, Lender hereby agrees to increase the capital expenditure limit set forth in Section 8.3 of the Loan Agreement for the fiscal year ended May 31, 2016 from Eight Hundred Thousand Dollars ($800,000.00) in the aggregate to One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) in the aggregate. Such increase will be effective only for the fiscal year ended May 31, 2016. In the absence of any subsequent amendment to Section 8.3, the capital expenditure limit for subsequent fiscal years shall remain at Eight Hundred Thousand Dollars ($800,000.00) in the aggregate per fiscal year.

Except as provided herein, the Loan Agreement and all other loan documents related thereto shall remain in full force and effect in accordance with their terms. Please acknowledge your agreement to the terms of this letter by signing below and returning to my attention. If you should have any questions with regard to the above matter, please do not hesitate to contact me at 262/792-7142.

Sincerely,

FIRST BUSINESS CAPITAL CORP.

/s/ Jim Tepp

James G. Tepp

Vice President

Acknowledgments on following page.

Acknowledged and Agreed as of

the 28th day of June, 2016.

SKYLINE CORPORATION

By:	/s/ Jon S. Pilarski
Jon S. Pilarski, Vice President,
Finance & Treasurer, Chief Financial Officer

HOMETTE CORPORATION

By:	/s/ Jon S. Pilarski
Jon S. Pilarski, Vice President and Treasurer

LAYTON HOMES CORP.

By:	/s/ Jon S. Pilarski
Jon S. Pilarski, Vice President and Treasurer

SKYLINE HOMES, INC.

By:	/s/ Jon S. Pilarski
Jon S. Pilarski, Vice President and Treasurer

cc:       Peter J. Lowney

June 28, 2016

Mr. Jon Pilarski

Skyline Corporation

2520 Bypass Rd.

Elkhart, IN 46514

Dear Mr. Pilarski:

This letter is written on behalf of First Business Capital Corp. (“FBCC”), a Wisconsin corporation, as the Lender under that certain Loan and Security Agreement dated March 20, 2015, as amended, wherein Skyline Corporation, an Indiana corporation, and its wholly-owned subsidiaries, Homette Corporation and Layton Homes Corp., each an Indiana corporation, and Skyline Homes, Inc., a California corporation, together are the “Debtor”. Except as otherwise provided herein, capitalized terms have the meaning given them in the Loan Agreement.

At Debtor’s request, and subject to the terms of this letter, Lender hereby agrees to increase the capital expenditure limit set forth in Section 8.3 of the Loan Agreement for the fiscal year ended May 31, 2017 from Eight Hundred Thousand Dollars ($800,000.00) in the aggregate to One Million Five Hundred Thousand Dollars ($1,500,000.00) in the aggregate. Such increase will be effective only for the fiscal year ended May 31, 2017. In the absence of any subsequent amendment to Section 8.3, the capital expenditure limit for subsequent fiscal years shall remain at Eight Hundred Thousand Dollars ($800,000.00) in the aggregate per fiscal year.

At Debtor’s further request, and subject to the terms of this letter, Lender hereby further agrees to increase the limits on monthly Net Losses set forth in Section 7.25 of the Loan Agreement for the following fiscal months:

Fiscal Month (FY2017)	Current Net Loss Limit	New Net Loss Limit
June, 2016	($250,000.00)	($500,000.00)
July, 2016	($250,000.00)	($1,000,000.00)
December, 2016	($250,000.00)	($1,000,000.00)

Such increases will be effective only for the months identified above. In the absence of any subsequent amendment to Section 7.25, the limits on Net Losses for the same months in subsequent fiscal years shall remain as set forth in the column “Current Net Loss Limit” set forth above.

Except as provided herein, the Loan Agreement and all other loan documents related thereto shall remain in full force and effect in accordance with their terms. Please acknowledge your agreement to the terms of this letter by signing below and returning to my attention. If you should have any questions with regard to the above matter, please do not hesitate to contact me at 262/792-7142.

Sincerely,

FIRST BUSINESS CAPITAL CORP.

/s/ Jim Tepp

James G. Tepp

Vice President

Acknowledgments on following page.

Acknowledged and Agreed as of

the 28th day of June, 2016.

SKYLINE CORPORATION

By:	/s/ Jon S. Pilarski
Jon S. Pilarski, Vice President,
Finance & Treasurer, Chief Financial Officer

HOMETTE CORPORATION

By:	/s/ Jon S. Pilarski
Jon S. Pilarski, Vice President and Treasurer

LAYTON HOMES CORP.

By:	/s/ Jon S. Pilarski
Jon S. Pilarski, Vice President and Treasurer

SKYLINE HOMES, INC.

By:	/s/ Jon S. Pilarski
Jon S. Pilarski, Vice President and Treasurer

cc:       Peter J. Lowney